Net debt	6 Months Ended
Jun. 27, 2026
Net debt
Net debt
6.	Net debt

Net debt as at 27 June 2026 is outlined below. The repayment of lease liabilities is included in cash flows from financing activities in the cash flow statement.

	27 June	31 December	28 June
	2026	2025	2025
	$m	$m	$m
Bank overdrafts, borrowings and loans - current	508	83	18
Corporate bond[1]	2,670	2,478	2,603
Private placement notes	410	550	625
Borrowings	3,588	3,111	3,246
Cash and cash equivalents[2]	(754)	(557)	(676)
Asset balance on derivatives - interest rate swaps	(12)	(11)	(31)
Net debt excluding lease liabilities	2,822	2,543	2,539
Non-current lease liabilities	132	149	144
Current lease liabilities	65	67	64
Net debt	3,019	2,759	2,747
[1]	Corporate bond includes fair value adjustment relating to interest swaps.
[2]	In H1 2026, cash and cash equivalents include cash at bank of $504m (31 December 2025: $457m, 28 June 2025: $476m) and cash equivalents of $250m (31 December 2025: $100m, 28 June 2025: $200m).

No debt is due for repayment in the second half of 2026. A $350m US Corporate Bond and $140m of private placement debt is due for repayment in the first half of 2027.

In June 2026, the Group issued a corporate bond of €500m (before expenses and underwriting discounts) bearing an interest rate of 4.25% repayable in 2038. Part of the Group’s net investment in its Euro subsidiaries is hedged by the two EUR Corporate Bonds of €500m each issued in 2022 and 2026 which mitigates the foreign currency risk arising from the subsidiaries’ net assets. The €500m Bond issued in 2026 has been designated as a hedging instrument for the changes in the value of the net investment that is attributable to changes in the EUR/USD spot rate.

The Group may, at any time and from time to time, seek to retire, repay or repurchase its outstanding debt, including through cash tender offers, open-market repurchases,

privately negotiated transactions or otherwise. Any such transactions, if undertaken, would be on terms and at prices determined by the Group and would depend on prevailing market conditions, liquidity requirements, contractual restrictions and other relevant factors.

The Company is subject to financial covenants under its private placement agreements. The principal covenant on the private placement debt is a leverage ratio of <3.5 which is measured on a rolling 12-month basis at half year and year end using net debt excluding lease liabilities as set out below. The financial covenants are tested at the end of each half year for the 12 months ending on the last day of the testing period. As of 27 June 2026, the Company was in compliance with these covenants. The facilities are also subject to customary events of default, none of which are currently anticipated to occur. As the measure included in the financial covenants represents net debt excluding lease liabilities, the Group also presents the net debt position to provide a complete and comprehensive view of its financial position.